                                                                    Exhibit 99.1


                                                    OTHER  Subject to Completion
                                                           ---------------------



                             LETTER OF TRANSMITTAL

       For Tender of all Outstanding 6.76% Class A, 7.50% Class B and
                    8.93% Class C Enhanced Equipment Notes
                                In Exchange for
                          6.76% Class A, 7.50% Class B
                   and 8.93% Class C Enhanced Equipment Notes
                                       of
                                  USAIR, INC.
                 Pursuant to the Prospectus, dated ______, 1996

         =============================================================
          THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
           TIME, ON ___________, 1996 (THE "EXPIRATION DATE") UNLESS
          OTHERWISE EXTENDED BY USAIR, INC. TENDERS MAY BE WITHDRAWN
           PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION
                                     DATE.
         =============================================================

                 TO:  Wilmington Trust Company, Exchange Agent

                     By Hand, Overnight Courier or by Mail:
                     --------------------------------------

                            Wilmington Trust Company
                              Rodney Square North
                           Wilmington, Delaware 19890
                       Attention:  David A. Vanaskey, Jr.
                         Corporate Trust Administration

                                 By Facsimile:
                                 ------------

                            Wilmington Trust Company
                             (302)  651  -  8464
                                   -----   -------

For information, telephone: Wilmington Trust Company (302) 651-8726 or USAIR, Inc. (703) 418-5918.

     Delivery of this instrument to an address, other than as set forth above, will not constitute a valid delivery. The instructions contained herein should be read carefully before this Letter of Transmittal is completed.

     The undersigned acknowledges receipt of the Prospectus dated ______________, 1996 (the "Prospectus") of USAir, Inc., a Delaware corporation (the "Company"), and this Letter of Transmittal and Instructions hereto (the "Letter"), which together constitute the Company's offer (the "Exchange Offer") to exchange $1,000 in principal amount of its (i) 6.76% Class A Enhanced Equipment Notes (the "New Class A Notes") for each $1,000 in principal amount of outstanding 6.76% Class A Enhanced Equipment Notes (the "Old Class A Notes"),
(ii) 7.50% Class B Enhanced Equipment Notes (the "New Class B Notes") for each $1,000 in principal amount of outstanding 7.50% Class B Enhanced Equipment Notes (the "Old Class B Notes") and (iii) 8.93% Class C Enhanced Equipment Notes (the "New Class C Notes") for each $1,000 in principal amount of outstanding 8.93% Class C Enhanced Equipment Notes (the "Old Class C Notes"). The Old Class A Notes, the Old Class B Notes and the Old Class C Notes are collectively referred to as the "Old Notes". The New Class A Notes, the New Class B Notes and the New Class C Notes are collectively referred to as the "New Notes".

     The terms of the New Notes are identical in all respects to the terms of the Old Notes for which they may be exchanged pursuant to the Exchange Offer, except that the New Notes are freely transferable by holders thereof (except as provided herein or in the Prospectus) and are not subject to any covenant regarding registration under the Securities Act of 1933, as amended (the "Act").

     The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended.
The Company shall notify the holders of the Old Notes of any extension by means of a press release or other public announcement prior to 9:00 A.M., New York City time, on the next business day after the previously scheduled Expiration Date.

     This Letter is to be completed by a holder of Old Notes either if certificates are to be forwarded herewith or if a tender of Old Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer-How to Tender" section of the Prospectus. Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer-How to Tender" section of the Prospectus. See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

     The instructions included with this Letter must be followed. Questions and requests for assistance or for additional copies of the Prospectus and this Letter may be directed to the Exchange Agent.

     Capitalized terms used but not defined herein have the meanings given to them in the Prospectus.

     The undersigned has completed, executed and delivered this Letter to indicate the action he or she desires to take with respect to the Exchange Offer.

     PLEASE READ THIS ENTIRE LETTER AND THE PROSPECTUS CAREFULLY BEFORE PROVIDING INFORMATION.

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES" BELOW AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX BELOW.

     List below the Old Notes to which this Letter relates. If the space provided below is inadequate the certificate numbers and principal amount of Old Notes should be listed on a separate signed schedule affixed hereto.

====================================================================================
DESCRIPTION OF OLD NOTES           1                 2                  3
- ------------------------------------------------------------------------------------
                                                 Aggregate
Name(s) and Address(es) of                       Principal          Principal
 Registered Holder(s)          Certificate       Amount of            Amount
(Please fill in, if blank)     Numbers(s)*      Old Note(s)         Tendered**
- ------------------------------------------------------------------------------------

                             -------------------------------------------------------

                             -------------------------------------------------------

                             -------------------------------------------------------
                                  Total
- ------------------------------------------------------------------------------------
*  Need not be completed if Old Notes are being tendered by book-entry transfer.
**  Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old Notes represented by the Old Notes indicated in column
 2.  See Instruction 4.  Old Notes tendered hereby must be in denominations of principal amount of $1,000 or an integral multiple thereof.
====================================================================================


[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT OR ITS AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution_______________________

     Account Number______________________________________

     Transaction Code Number_____________________________

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name(s) of Registered Holder(s)________________________

     Window Ticket Number (if any) ______________________

     Name of Eligible Institution that
     Guaranteed Delivery_________________________________

     Date of Execution of Notice of

     Guaranteed Delivery_________________________________

     If Delivered by Book-Entry Transfer, Complete the Following:

     Account Number______________________________________

     Transaction Code Number ____________________________

[ ] CHECK HERE IF NEW NOTES ARE TO BE DELIVERED TO PERSON OTHER THAN PERSON SIGNING THIS LETTER OF TRANSMITTAL:


     Name________________________________________________
                                 (Please Print)

     Address_____________________________________________

     ____________________________________________________
                              (Including Zip Code)

[ ] CHECK HERE IF NEW NOTES ARE TO BE DELIVERED TO ADDRESS DIFFERENT FROM THAT LISTED ELSEWHERE IN THIS LETTER OF TRANSMITTAL:

     Address_____________________________________________

     ____________________________________________________
                              (Including Zip Code)

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENT OR SUPPLEMENT
     THERETO:

     Name________________________________________________
                                 (Please Print)

     Address_____________________________________________

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY



Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes as are being tendered hereby. The undersigned irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact to cause the Old Notes to be assigned, transferred and exchanged.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, that neither the holder of such Old Notes or any such other person has an arrangement or understanding with any person to participate in the distribution of such New Notes and that neither the holder of such Old Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Act, of the Company.

     The undersigned further agrees that acceptance of any tendered Old Notes by the Company and the issuance of New Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Rights Agreement (as defined in the Prospectus) and that the Company shall have no further obligations or liabilities thereunder. The undersigned also acknowledges that this Exchange Offer is being made in reliance on an interpretation by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Act), without compliance with the registration and prospec-tus delivery provisions of the Act, provided that such New Notes are acquired in the ordinary course of such holders' business and such holders have no arrangement with any person to participate in a distribution of New Notes. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of New Notes.
If any holder is an affiliate of the Company or is engaged in or has any arrangement or understanding with respect to the distribution of the New Notes to be acquired pursuant to the Exchange Offer, such holder (i) could not rely on the applicable interpretations of the staff of the SEC and (ii) must comply with the registration and prospectus delivery requirements of the Act. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes, it represents that the Old Notes to be exchanged for the New Notes were acquired by it as a result of market-making activities or other trading activities and that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Act.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder will be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and will not be affected by, and will survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal Rights" section of the Prospectus.

     Unless otherwise indicated above, please deliver the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated above, please send the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Old Notes."

==========================================================================
                               PLEASE SIGN HERE
                  (TO BE COMPLETED BY ALL TENDERING HOLDERS)
          (Complete Accompanying Substitute Form W-9 on reverse side)

 X
  ________________________________________________________________________

 X
  ________________________________________________________________________
                           Signature(s) of Holder(s)

 Dated______________________________   _________________________________
                                         Area Code and Telephone Number

  IF A HOLDER IS TENDERING ANY OLD NOTES, THIS LETTER MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON CERTIFICATE(S) FOR THE OLD NOTES OR BY ANY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY ENDORSEMENTS AND DOCUMENTS TRANSMITTED HEREWITH. IF SIGNATURE IS BY A TRUSTEE, EXECUTOR, ADMINISTRATOR, GUARDIAN, ATTORNEY-IN-FACT, OFFICER OF A CORPORATION OR OTHER PERSON ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, PLEASE SET FORTH THE FULL TITLE OF SUCH PERSONS. SEE INSTRUCTION 3.

 Name(s)________________________________________________________________________

 ______________________________________________________________________________
                            (Please Type or Print)

 Capacity (full title)__________________________________________________________

 Address_______________________________________________________________________

 ______________________________________________________________________________
                             (Including Zip Code)

 Area Code and Telephone No.___________________________________________________


                           GUARANTEE OF SIGNATURE(S)
                       (If Required - See Instruction 3)

 Signature(s) Guaranteed by an Eligible Institution

 ______________________________________________________________________________
                            (Authorized Signature)

 Name__________________________________________________________________________

 Title_________________________________________________________________________

 Address_______________________________________________________________________

 ______________________________________________________________________________
                             (Including Zip Code)

 Name of Firm__________________________________________________________________

 Area Code and Telephone No.___________________________________________________

 Dated___________________________
================================================================================

                                  INSTRUCTIONS

                FORMING PART OF THE TERMS AND CONDITIONS TO THE
                                 EXCHANGE OFFER

     1.   Delivery of this Letter and Notes; Guaranteed Delivery Procedures.
          -----------------------------------------------------------------
Certificates for all physically delivered Old Notes or confirmation of any book-entry transfer to the Exchange Agent's or its agent's account at a book-entry facility of Old Notes tendered by book-entry transfer, as well as a properly completed and duly executed copy of this Letter and any other documents required by this Letter, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date or the tendering holder must comply with the guaranteed delivery procedures set forth below. The method of delivery of this Letter, the Old Notes and any other required documents is at the election and risk of the tendering holders, but except as otherwise provided below, the delivery will be deemed made when actually received or confirmed by the Exchange Agent. If Old Notes are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. No Letter or confirmation should be sent to the Company.

     Holders of Old Notes whose certificates for Old Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--How to Tender" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution,
(ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company (by telegram, telex, facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Old Notes and the amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Old Notes, or a Book-Entry Confirmation, together with a properly completed and duly executed Letter (or a facsimile thereof) and any other documents required by the Letter will be deposited by the Eligible Institution with the

Exchange Agent, and (iii) the certificates for all physically tendered Old Notes, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and all other documents required by this Letter, are received by the Exchange Agent within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

     All questions as to the validity, form, eligibility (including time or receipt), acceptance and withdrawal of tendered Old Notes will be determined by the Company whose determinations will be final and binding. The Company reserves the absolute right to reject any or all tenders that are not in proper form or the acceptance of which, in the opinion of the Company's counsel, could be unlawful. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter, waive any right to receive notice of the acceptance of their Old Notes for exchange.

     None of the Company, the Exchange Agent or any other person shall be obligated to give notice of any defect or irregularity in any tender, nor shall any of them incur any liability for failure to give any such notice.

     See "The Exchange Offer" section of the Prospectus.

     2.   Withdrawals.  A tender pursuant to the Exchange Offer may be
          -----------
withdrawn, subject to the procedures described in this Letter and in the Prospectus, at any time prior to the Expiration Date. To be effective with respect to the tender of Old Notes, a notice of withdrawal must (i) be received by the Exchange Agent before the Expiration Date, (ii) specify the name of the person who tendered the Old Notes, (iii) indicate the number of Old Notes, the principal amount, the certificate numbers and series thereof being withdrawn,
(iv) be signed by the registered holder in the same manner as the original signature on this Letter (including any required signature guarantees) or be accompanied by evidence satisfactory to the Company that the person withdrawing the tender has succeeded to the beneficial ownership of the Old Notes and (v) include a statement that such holder is withdrawing his election to have such Old Notes exchanged. If Old Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the book entry transfer facility to be credited with the withdrawn Old Notes or otherwise comply with the book-entry transfer facility procedure.

     3.   Signature on this Letter; Guarantee of Signatures.  If this Letter is
          -------------------------------------------------
signed by the registered holder of the Old

Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever. If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter.

     If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and proper evidence satisfactory to the Company of their authority so to act must be submitted with this Letter, unless waived by the Company.

     All signatures on this Letter or certificates for Old Notes required by this Instruction 3 must be guaranteed by a firm that is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc. (the "NASD"), or by a commercial bank or trust company having an office or correspondent in the United States or by such other Eligible Institution within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each of the foregoing being referred to as an "Eligible Institution") unless the Old Notes tendered pursuant hereto are tendered: (i) by the registered holder of Old Notes (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Old Notes) who has not checked the box relating to special issuances or the box relating to special delivery on this Letter or (ii) for the account of an Eligible Institution.

     4.   Partial Tenders (not applicable to holders of Old Notes who tender by
          ---------------------------------------------------------------------
book-entry transfer).  If less than all the Old Notes evidenced by a submitted
- --------------------
certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Old Notes to be tendered in the box above entitled "Description of Old Notes - Principal Amount Tendered." A reissued certificate representing the balance of Old Notes not tendered will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. All of the Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     5.   Transfer Taxes.  The Company shall pay all transfer taxes, if any,
          --------------
applicable to the transfer and exchange of Old Notes to it or its order pursuant to the Exchange Offer. If, however, New Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer and exchange of Old Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to the tendering holder.

     Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Old Notes specified in this Letter.

     6.   Waiver of Conditions.  The Company reserves the absolute right to
          --------------------
amend or waive satisfaction of any or all of the specified conditions to the Exchange Offer as set forth in the Prospectus.

     7.   Requests for Assistance or Additional Copies.  Questions relating to
          --------------------------------------------
the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent at the address and telephone number set forth above. In addition, questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter, may be directed to the Company at USAir, Inc., 2345 Crystal Drive, Arlington, VA 22227, Attention: Treasurer, (703) 418-5918.

     8.   Tax Identification Number.  Federal income tax law generally requires
          -------------------------
that a tendering holder whose Old Notes are accepted for exchange provide the Company (as payor) with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which in the case of a tendering holder who is an individual, is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to such tendering holder of New Notes may be subject to backup withholding in an amount equal to 31% of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

     Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

     To prevent backup withholding, each tendering holder of Old Notes must provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding or (ii) the holder has been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Old Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Company a completed Form W-8, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the Old Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note:
Checking this box and writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the Company within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Company.

     9.   Mutilated, Lost Stolen or Destroyed Old Notes.  Any holder whose Old
          ---------------------------------------------
Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS

                              (See Instruction 8)

                           PAYOR'S NAME: USAIR, INC.

============================================================================================================================
SUBSTITUTE                                          Part 1--PLEASE PROVIDE YOUR TIN    TIN:__________________
Form W-9                                            IN THE BOX AT RIGHT AND CERTIFY    Social Security Number or
Department of Treasury                              BY SIGNING AND DATING BELOW.       Employer Identification Number
Internal Revenue Service               -------------------------------------------------------------------------------------

                                                    Part 2--TIN Applied For [_]
Payer's Request for Taxpayer
Identification Number ("TIN")          -------------------------------------------------------------------------------------
and Certification                        CERTIFICATION: UNDER THE PENALTIES OF PERJURY, I
                                         CERTIFY THAT:

                                         (1)        the number shown on this form is my correct Taxpayer Identification
                                                    Number (or I am waiting for a number to be issued to me).
                                         (2)        I am not subject to backup withholding either because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal
                                                    Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
                                         (3)        any other information provided on this form is true and correct.


                                          SIGNATURE______________________________________
                                          Date___________________
============================================================================================================================

================================================================================
You must cross out item (2) of the above certification if you have notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.
================================================================================


                 YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF
              YOU CHECKED THE BOX IN PART 2 OF SUBSTITUTE FORM W-9

================================================================================
CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
(b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.


________________________________________________________   ____________________
              Signature                                             Date
================================================================================